                                               Registration No. 333-
                                               Registration No. 333-         -01


    As filed with the Securities and Exchange Commission on October 9, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                              REPUBLIC BANCORP INC.
                            REPUBLIC CAPITAL TRUST I
       (Exact names of the co-registrants as specified in their charters)

             Michigan                                       38-2604669
             Delaware                                      [Applied for]
   (State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                       Identification No.)

                  1070 East Main Street, Owosso, Michigan 48867
                                 (989) 725-7337
(Address, including zip code, and telephone number, including area code, of the co-registrants' principal executive offices)

                                 Dana M. Cluckey
                              Republic Bancorp Inc.
                  1070 East Main Street, Owosso, Michigan 48867
                                 (989) 725-7337
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

              Brad B. Arbuckle, Esq.                   J. Mark Klamer, Esq.
   Miller, Canfield, Paddock and Stone, P.L.C.            Bryan Cave LLP
        840 West Long Lake Road, Suite 200           One Metropolitan Square
            Troy, Michigan 48098-6358             211 North Broadway, Suite 3600
            Telephone: (248) 879-2000               St. Louis, Missouri 63102
                                                          (314) 259-2000

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement is declared effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (333-70062 and 333-70062-01)

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]



                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================

                                                                         Proposed             Proposed             Amount
              Title of each                                              maximum              Maximum                of
           class of securities                  Amount to be          offering price         aggregate          registration
            to be registered                   Registered/(1)/          per share          offering price         fee/(2)/
---------------------------------------------------------------------------------------------------------------------------------
   % Cumulative Trust Preferred
   Securities of Republic Capital
   Trust I...........................          160,000 shares             $25.00             $4,000,000            $1,000
---------------------------------------------------------------------------------------------------------------------------------
   % Subordinated Debentures due
   2031 of Republic Bancorp Inc......              (2)(3)                 (2)(3)               (2)(3)                 *
---------------------------------------------------------------------------------------------------------------------------------
Guarantee of Trust Preferred
   Securities........................              (2)(3)                 (2)(3)               (2)(3)                 *
=================================================================================================================================

(1) The registration fee is calculated in accordance with Rule 457(a), (i) and (n) of the Securities Act of 1933, as amended.

(2) The debentures will be purchased by Republic Capital Trust I with the proceeds from the sale of the trust preferred securities. Such securities may later be distributed for no additional consideration to the holders of the trust preferred securities of Republic Capital Trust I upon its dissolution.

(3) This registration statement is deemed to cover the debentures of Republic Bancorp Inc., the rights of holders of debentures of Republic Bancorp Inc. under the Indenture, and the rights of holders of the trust preferred securities under the trust agreement, the guarantee and the expense agreement entered into by Republic Bancorp Inc. No separate consideration will be received for the guarantee.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE PURSUANT TO
GENERAL INSTRUCTION IV OF FORM S-3

This registration statement is being filed with respect to the registration of
(i) additional shares of ___% Cumulative Trust Preferred Securities of Republic Capital Trust I, a Delaware business trust, (ii) additional ___% Subordinated Debentures due 2031 of Republic Bancorp Inc., a Michigan corporation, and (iii) Republic Bancorp Inc.'s Guarantee of such Trust Preferred Securities, pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") and pursuant to General Instruction IV of Form S-3. In accordance with Rule 462(b), this registration statement incorporates by reference the contents of the registrants' Registration Statements on Form S-3 (Registration Numbers 333-70062 and 333-70062-01) filed with the Commission on September 24, 2001, and September 26, 2001, respectively.

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits

          Exhibit Number         Description
           (5)(a)                Opinion of Miller, Canfield, Paddock and Stone, P.L.C. as to the legality of the securities being registered.*

          (23)(a)                Consent of Miller, Canfield, Paddock and Stone, P.L.C. (included in
                                 Exhibit 5(a)).*

          (23)(d)                Consent of Ernst & Young LLP, independent auditors.*

          (23)(e)                Consent of PricewaterhouseCoopers LLP, independent accountants.*

          (24)                   Powers of Attorney (included as part of signature pages).

------------------------

*        Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, Republic Bancorp Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Owosso, State of Michigan, on the 5th day of October, 2001.

                             REPUBLIC BANCORP INC.


                             By   /s/ Dana M. Cluckey
                                  ------------------------------
                                      Name:    Dana M. Cluckey
                                      Title:   President and
                                               Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, Republic Capital Trust I certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Owosso, State of Michigan, on the 5th day of October, 2001.

                            REPUBLIC CAPITAL TRUST I

                            By:      /s/ Dana M. Cluckey
                                ----------------------------------------
                                     Name:    Dana M. Cluckey
                                     Its:     Trustee

                            By:      /s/ Thomas F. Menacher
                                ----------------------------------------
                                     Name:    Thomas F. Menacher
                                     Its:     Trustee

                            By:      /s/ Travis Jones
                                ----------------------------------------
                                     Name:    Travis Jones
                                     Its:     Trustee

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     By signing below, each of the undersigned does hereby severally constitute and appoint Jerry D. Campbell, Dana M. Cluckey, Thomas F. Menacher and Travis Jones, and each and every one of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (both pre-effective amendments and post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each and every one of them, full power and authority to do and perform each and every act and things requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                         Title                          Date
---------                         -----                          ----

                                  President and
                                  Chief Executive Officer
 /s/ Dana M. Cluckey              (Principal Executive           October 5, 2001
----------------------------      Officer)
Dana M. Cluckey

                                  Executive Vice President,
                                  Treasurer and Chief
                                  Financial Officer
                                  (Principal Financial Officer
 /s/ Thomas F. Menacher           and Principal Accounting       October 5, 2001
----------------------------      Officer)
Thomas F. Menacher

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     By signing below, each of the undersigned does hereby severally constitute and appoint Jerry D. Campbell, Dana M. Cluckey, Thomas F. Menacher and Travis Jones, and each and every one of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (both pre-effective and post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each and every one of them, full power and authority to do and perform each and every act and things requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                        [SIGNATURES APPEAR ON NEXT PAGE]

Signature                        Title                        Date
---------                        -----                        ----


_____________________________    Director                     October __, 2001
George J. Butvilas

 /s/ Jerry D. Campbell           Director and                 October 5, 2001
-----------------------------
Jerry D. Campbell                Chairman of the Board

 /s/ Mary P. Cauley
-----------------------------    Director                     October 5, 2001
Mary P. Cauley

 /s/ Dana M. Cluckey             Director, President and      October 5, 2001
-----------------------------    Chief Executive Officer
Dana M. Cluckey

_____________________________    Director                     October __, 2001
Richard J. Cramer, Sr.

 /s/ George A. Eastman
-----------------------------    Director                     October 5, 2001
George A. Eastman

 /s/ Howard J. Hulsman
-----------------------------    Director                     October 5, 2001
Howard J. Hulsman

 /s/ Gary Hurand
-----------------------------    Director                     October 5, 2001
Gary Hurand

 /s/ Dennis J. Ibold
-----------------------------    Director                     October 5, 2001
Dennis J. Ibold

_____________________________    Director                     October __, 2001
Stanley A. Jacobson

 /s/ John J. Lennon
-----------------------------    Director                     October 5, 2001
John J. Lennon

_____________________________    Director                     October __, 2001
Sam H. McGoun

_____________________________    Director                     October __, 2001
Kelly E. Miller

 /s/ Joe D. Pentecost
-----------------------------    Director                     October 5, 2001
Joe D. Pentecost

_____________________________    Director                     October __, 2001
Randolph P. Piper

 /s/ Isaac J. Powell
-----------------------------    Director                     October 5, 2001
Isaac J. Powell

_____________________________      Director                    October __, 2001
B. Thomas M. Smith, Jr.

_____________________________      Director                    October __, 2001
Jeoffrey K. Stross


/s/ Peter Van Pelt                 Director                    October 5, 2001
-----------------------------
Peter Van Pelt

_____________________________      Director                    October __, 2001
Steven E. Zack

                                  EXHIBIT INDEX

      Exhibit Number     Description
      --------------     -----------

          (5)(a)         Opinion of Miller, Canfield, Paddock and Stone, P.L.C.
                         as to the legality of the securities being registered.*

         (23)(a)         Consent of Miller, Canfield, Paddock and Stone, P.L.C.
                         (included in Exhibit 5(a)).*

         (23)(d)         Consent of Ernst & Young LLP, independent auditors.*

         (23)(e) Consent of PricewaterhouseCoopers LLP, independent accountants.*

           (24) Powers of Attorney (included as part of signature pages).

_________________________

*Filed herewith.